EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Chairman of the Board of Directors and Chief Executive Officer of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ LOWRY F. KLINE Lowry F. Kline Chairman of the Board of Directors and Chief Executive Officer, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Deval L. Patrick, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ DEVAL L. PATRICK Deval L. Patrick Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Howard G. Buffett, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ HOWARD G. BUFFETT Howard G. Buffett Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Paula G. Rosput, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ PAULA G. ROSPUT Paula G. Rosput Director, Coca-Cola Enterprises Inc..

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John L. Clendenin, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ JOHN L. CLENDENIN John L. Clendenin Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Johnnetta B. Cole, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ JOHNNETTA B. COLE Johnnetta B. Cole Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ J. TREVOR EYTON J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ L. PHILLIP HUMANN L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John E. Jacob, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ JOHN E. JACOB John E. Jacob Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Marvin J. Herb, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ MARVIN J. HERB Marvin J. Herb Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ JEAN-CLAUDE KILLY Jean-Claude Killy Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Steven J. Heyer, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ STEVEN J. HEYER Steven J. Heyer Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gary P. Fayard, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ GARY P. FAYARD Gary P. Fayard Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John R. Alm, President and Chief Operating Officer and a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ JOHN R. ALM John R. Alm President and Chief Operating Officer and Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Summerfield K. Johnston, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2003.

S/ SUMMERFIELD K. JOHNSTON, JR. Summerfield K. Johnston, Jr. Director, Coca-Cola Enterprises Inc.